Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

NOTE 12 - INCOME TAXES:

The Company files corporate income tax returns in the United States (federal), in New York (state), and in Israel (foreign). The Company is subject to federal, state and local income tax examinations by tax authorities for the tax years 2022 through 2025. The Israeli subsidiary tax reports through 2018 are considered final assessments in accordance with the provisions of section 145 of the Income Tax Ordinance of the Israel Tax Authority.

As of December 31, 2025, the Company had federal net operating loss carry forwards of $30.0 million. Federal net operating losses generated prior to January 1, 2018, amounting to $28.7 million, may be offset against future taxable income, subject to limitation under IRC Section 382, which begin to expire in 2026 if not utilized prior to that date, and fully expire during various years through 2037 for federal purposes. Net operating losses generated after January 1, 2018, amounting to $1.3 million, no longer have an expiration but are limited to 80% of taxable income. Tax loss carryforwards in Israel amount to approximately USD $15.7 million, as of December 31, 2025, and do not expire. There are also Israeli capital loss carryforwards amounting to $0.3 million that can be offset only against capital gains but do not expire.

The company does not incur a provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realizability of the benefit, based on a more likely than not criteria and in consideration of available positive and negative evidence.

The valuation allowance overall decreased by approximately $0.05 million and increased by approximately $1.4 million in the years ended 2025 and 2024, respectively, and was approximately $11.28 million and $11.3 million, respectively. The Company has fully reserved the deferred tax asset resulting from available net operating loss carryforwards.

The reconciliation of income tax expense computed at the U.S. federal statutory rate to the income tax provision for the years ended December 31, 2025 and 2024 is as follows:

	Year Ended December 31,
	2025		2024
	%	Amount	%	Amount
U.S. Federal statutory tax rate	21.00%	$(534,426)	21.00%	$(1,212,950)
Foreign tax effects
Israel - foreign rate differential	2.02%	(51,486)	1.82%	(105,154)
Effects of changes in tax laws or rates enacted in the current period
Cumulative foreign exchange adjustment for electing to report Israel Net Operating Loss in USD	1.17%	(29,743)	0.00%	-
Nontaxable or nondeductible items	0.24%	$(6,182)	0.00%	109
Other adjustments
Expired Net Operating Loss - US	-27.60%	$702,500	-0.06%	3,651
Return to provision	2.42%	$(61,615)	1.07%	(61,760)
Other	-1.02%	$25,839	0.00%	-
Increase (decrease) in valuation allowance	1.76%	(44,887)	-23.82%	1,376,102
Income tax expense	-	-	-	-

The increase in the Company’s net valuation allowance was mainly due to continued net operating losses from ongoing operations.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities consist of the following:

	December 31,
	2025	2024
Deferred tax assets:
Net loss carryforwards	$9,903,516	$9,877,997
Capital loss carryforwards	66,837	66,837
Foreign exchange adjustment on capital note	(25,875)
Stock-based compensation	1,052,937	1,034,960
Research and development	242,905	317,681
Accruals	42,445	30,177
Deferred asset before valuation allowance	11,282,765	11,327,652
Valuation allowance	(11,282,765)	(11,327,652)
Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the statement of operations. As of both December 31, 2025 and 2024 the Company had no unrecognized tax benefits. There were no changes in the Company’s unrecognized tax benefits during the years ended December 31, 2025 and 2024. The Company did not recognize any interest or penalties during the years ended December 31, 2025 and 2024 related to unrecognized tax benefits.

During 2021, the Company submitted a request to the Israeli Income Tax Authority, for the approval of a plan for the issuance of employee stock options via a trustee as defined in section 102 of the Income Tax Ordinance. The Company chose a capital taxation route that would apply to the Company’s employees and undertook to deduct the full tax applicable to employees before shares are issued to an employee.